SECURITIES AND EXCHANGE COMMISSION

           WASHINGTON, D.C.  20549

           -----------------------

                  FORM 8-K

               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the
        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
                 May 1, 2013

      PATRIOT TRANSPORTATION HOLDING, INC.
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           (Exact name of registrant
          as specified in its charter)

FLORIDA
0-17554
59-2924957
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(State or other    (Commission        (I.R.S.
jurisdiction       File Number)       Employer
of incorporation)                     Identifica-
                                      tion No.)





200 W. Forsyth Street                   32202
7th Floor
Jacksonville, Florida
-------------------------------       ------------
(Address of principal                  (Zip Code)
executive offices)

Registrant's telephone number, including area code:
(904) 396-5733

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          (Former Name or Former Address,
           if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[  ] Written communications pursuant to Rule 425
     under the Securities Act (17 CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12
     under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))



           CURRENT REPORT ON FORM 8-K

      PATRIOT TRANSPORTATION HOLDING, INC.

                  May 1, 2013


ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND
FINANCIAL CONDITION

      On May 1, 2013, Patriot Transportation
Holding, Inc. (the "Company") issued a press release announcing its earnings for the second quarter of fiscal 2013. A copy of the press release is furnished as Exhibit 99.1.

      The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange
Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

      99.1  Press Release dated May 1, 2013.


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                    SIGNATURES

      Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                     PATRIOT TRANSPORTATION HOLDING,
                     INC.


Date: May 1, 2013    By: /s/ John D. Milton, Jr.

                     ------------------------------
                     John D. Milton, Jr.
                     Vice President, and Chief
                     Financial Officer



                   EXHIBIT INDEX


Exhibit No.

99.1   Press Release dated May 1, 2013 issued by
       Patriot Transportation Holding, Inc.